LiveWell Variable Annuity

Flexible Premium Deferred Variable Annuity

issued by:  Midland National Life Insurance Company

through the Midland National Life Separate Account C

Supplement dated July 16, 2020

to the Prospectus Dated May 1, 2020

This Supplement describes important changes that are being made to the investment option available under your Contract. Please read this supplement carefully and retain it with your prospectus for future reference.

With respect to the American Century VP Income & Growth Fund investment option, this supplement will alter, the prospectus for the flexible premium deferred variable annuity contract listed above in the following manner:

The American Century VP Income & Growth Fund investment option name change will be effective on September 25, 2020.

On page two of the prospectus, under Separate Account investment options, the following name change will be effective on September 25, 2020.

Old Name	New Name
American Century VP Income & Growth Fund	American Century VP Disciplined Core Value Fund

Under APPENDIX A – SEPARATE ACCOUNT INVESTMENT OPTIONS, the following name change will be effective on September 25, 2020.

Old Name	New Name
American Century VP Income & Growth Fund	American Century VP Disciplined Core Value Fund

A corresponding change is hereby made throughout the Prospectus and SAI.

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If you have any questions, please call the Customer Service Center toll-free at 1-866-747-3421, or write the Customer Service Center at, Midland National Life Insurance Company, P.O. Box 758547, Topeka, Kansas, 66675-8547.

Please retain this Supplement for future reference.